Exhibit 99.1

Apollo Global Management, LLC

Investor Presentation

November 2014

Information contained herein is as of September 30, 2014 unless otherwise noted. Not for distribution in whole or in part without the express written consent of Apollo Global Management, LLC. It should not be assumed that investments made in the future will be profitable or will equal the performance of the investments in this document.

Forward Looking Statements and Other Important Disclosures

This presentation may contain forward-looking statements that are within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements include, but are not limited to, discussions related to Apollo’s expectations regarding the performance of its business, liquidity and capital resources and the other non-historical statements. These forward looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. When used in this presentation, the words “believe,” “anticipate,” “estimate,” “expect,” “intend” or future or conditional verbs, such as “will,” “should,” “could,” or “may,” and variations of such words or similar expressions are intended to identify forward-looking statements. Although management believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that these expectations will prove to have been correct. These statements are subject to certain risks, uncertainties and assumptions, including risks relating to our dependence on certain key personnel, our ability to raise new private equity, credit or real estate funds, market conditions generally, our ability to manage our growth, fund performance, changes in our regulatory environment and tax status, the variability of our revenues, net income and cash flow, our use of leverage to finance our businesses and investments by our funds and litigation risks, among others. We believe these factors include but are not limited to those described under the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the United States Securities and Exchange Commission (“SEC”) on March 3, 2014; as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in our other filings. We undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by applicable law.

Information contained herein may include information with respect to prior investment performance of one or more Apollo funds or investments including gross and/or net internal rates of return (“IRR”). Information with respect to prior performance, while a useful tool in evaluating Apollo’s investment activities, is not necessarily indicative of actual results that may be achieved for unrealized investments. “Gross IRR” of a private equity fund represents the cumulative investment-related cash flows for all of the investors in the fund on the basis of the actual timing of investment inflows and outflows (for unrealized investments assuming disposition on the respective “as of” dates referenced) aggregated on a gross basis quarterly, and the return is annualized and compounded before management fees, carried interest and certain other fund expenses (including interest incurred by the fund itself) and measures the returns on the fund’s investments as a whole without regard to whether all of the returns would, if distributed, be payable to the fund’s investors. “Net IRR” of a private equity fund means the gross IRR applicable to all investors, including related parties which may not pay fees, net of management fees, organizational expenses, transaction costs, and certain other fund expenses (including interest incurred by the fund itself). For the calculation of Net IRR the realized and estimated unrealized value is adjusted such that a percentage of up to 20.0% of the unrealized gain is allocated to the general partner, thereby reducing the balance attributable to fund investors’ carried interest all offset to the extent of interest income, and measures returns based on amounts that, if distributed, would be paid to investors of the fund, to the extent that a private equity fund exceeds all requirements detailed within the applicable fund agreement. “Net IRR” of a credit fund means the Gross IRR applicable to all investors, including related parties which may not pay fees, net of management fees, organizational expenses, transaction costs, and certain other fund expenses (including interest incurred by the fund itself) and realized carried interest all offset to the extent of interest income, and measures returns based on amounts that, if distributed, would be paid to investors of the fund.

This presentation contains information regarding Apollo’s financial results that is calculated and presented on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States (“non-GAAP measures”). Refer to Slide 35 for the definition of ENI, a non-GAAP measure presented herein, and to the reconciliation of ENI to the applicable GAAP financial measure set forth on Slide 31.

This presentation is for informational purposes only and does not constitute an offer to sell, or the solicitation of an offer to buy, any security, product, service of Apollo as well as any Apollo sponsored investment fund, whether an existing or contemplated fund, for which an offer can be made only by such fund’s Confidential Private Placement Memorandum and in compliance with applicable law.

Unless otherwise noted, information included herein is presented as of the dates indicated. This presentation is not complete and the information contained herein may change at any time without notice. Apollo does not have any responsibility to update the presentation to account for such changes.

Apollo makes no representation or warranty, express or implied, with respect to the accuracy, reasonableness or completeness of any of the information contained herein, including, but not limited to, information obtained from third parties.

The information contained herein is not intended to provide, and should not be relied upon for, accounting, legal or tax advice or investment recommendations.

Past performance is not indicative nor a guarantee of future returns.

Apollo’s Global Platform

Firm Profile (1)

Principal Investment Businesses(2)

Founded: 1990

AUM: $164bn(2)

Employees: 837

Inv. Prof.: 319

Global Offices: 10

Private Equity

$46bn AUM

Opportunistic buyouts

Distressed buyouts and debt investments

Corporate carve-outs

U.S. Performing Credit

Opportunistic Credit

European Credit

Non-Performing Loans

Structured Credit

Athene

Credit (3)

$108bn AUM

Real Estate

$9bn AUM

Residential and commercial

Global private equity and

distressed debt investments

Performing fixed income

(CMBS, CRE Loans)

Investment Approach

Value-oriented

Contrarian

Integrated investment platform

Opportunistic across market cycles and capital structures

Focus on nine core industries

Global Footprint

Luxembourg

New York Frankfurt

Toronto

Hong Kong

Los Angeles

London

Houston Singapore

Mumbai

1. As of September 30, 2014.

2. As of September 30, 2014. Includes $1.0 billion of commitments that have yet to be deployed to an Apollo fund within Apollo’s three business segments. Please refer to the definition of Assets Under Management on Slide 35.

3. As of September 30, 2014. Includes six funds that are denominated in Euros and translated into U.S. dollars at an exchange rate of €1.00 to $1.26 as of September 30, 2014.

Agenda

1. Overview of Apollo

2. Business Segments

3. Financial Overview

4. Appendix

Apollo's Key Strengths

APOLLO

Diverse and integrated platform	➢ Large, diversified and scalable platform spanning several asset classes and geographies ➢ $164bn of AUM across private equity, credit and real estate ➢ 125+ funds and managed accounts covering multiple asset classes[1] ➢ Deep industry knowledge, and integrated expertise throughout funds / asset classes
Strong, consistent returns through cycles	➢ Value-oriented, contrarian investor with superior returns ➢ Successful investment track record across economic cycles – *Firm for all seasons* ➢ Apollo PE gross IRR of 39% and net IRR of 26% from inception on $43bn of capital, over 550bps better than top quartile PE[2] ➢ Strong credit performance across asset classes
Global fundraising and originating capability	➢ Multi-disciplined and dedicated fundraising team ➢ Diverse global investor base, including marquee LPs ➢ Ability to fundraise throughout economic cycles ➢ Long-term and diversified capital base (Athene, PE, managed accounts, permanent capital vehicles, etc.) – 96% of total AUM in funds with contractual life of 7 years or more at inception – 7% of total AUM in permanent capital vehicles with unlimited duration
Attractive financial profile	➢ Steady underlying level of fee income ➢ Significant backlog of PE realizations ➢ Variable compensation structure ➢ Significant free cash flow generation ➢ Ample liquidity ➢ Debt / Fee-related EBITDA + 100% net realized carried interest income ratio ~0.6x[3]
Strong management talent	➢ Managing Partners have worked together for more than 24 years ➢ Collectively own >50% of the Company ➢ Deep bench of investment professionals with strong alignment of interests with investors ➢ Robust governance structure

Note: As of September 30, 2014.
1. Fund count includes only those greater than $100mm.
2. Cambridge Associates LLC U.S. Private Equity Index and Benchmark Statistics, June 30, 2014, the most recent data available. Estimated Top Quartile PE numbers are calculated by taking the 5 year, 10 year and 20 year return metrics as described above and adding the average of the delta between Top Quartile IRRs and the Pooled Mean Net to Limited Partners for each vintage year in the selected timeframe.
3. For LTM September 30, 2014

4

Apollo’s Integrated Business Model

Global platform spans both asset classes and geographies, driving market share and strong long-term performance

Industry Insights

Management Relationships Investment Opportunities

Private Equity

Development of industry insight through :

– Over 300 current and former portfolio companies

– Strategic relationships with industry executives

– Significant relationships at CEO, CFO and board level

Investment Opportunities Market Insights Market Relationships

Credit

Real Estate

Packaging Chemicals Cable Leisure Natural Resources

Note: The listed companies are a sample of Apollo private equity and credit investments. The list was compiled based on non-performance criteria and are not representative of all transactions of a given type or investment of any Apollo fund generally, and are solely intended to be illustrative of the type of investments across certain core industries that may be made by the Apollo funds. It may include companies which are not currently held in any Apollo fund. There can be no guarantees that any similar investment opportunities will be available or pursued by Apollo in the future. It contains companies which are not currently held in any Apollo portfolio.

Apollo’s Deep Industry Expertise – Nine Core Industries

Chemicals Consumer & Retail Distribution & Transportation Financial & Business Services Manufacturing & Industrial Media, Cable & Leisure Packaging & Materials Satellite & Wireless Natural Resources

Note: The listed companies are a sample of Apollo private equity and credit investments. The list was compiled based on non-performance criteria and are not representative of all transactions of a given type or investment of any Apollo fund generally, and are solely intended to be illustrative of the type of investments across certain core industries that may be made by the Apollo funds. The list may include companies which are not currently held in any Apollo fund. There can be no guarantees that any similar investment opportunities will be available or pursued by Apollo in the future. It contains companies which are not currently held in any Apollo portfolio.

Long Track Record of Success in Private Equity

➢ Disciplined and value-oriented investment philosophy, with a demonstrated ability to deliver superior returns across economic cycles

Apollo's Private Equity Fund Performance: 39% Gross & 26% Net IRR Since Inception



5 Year
10 Year
20 Year
5.1%
4.9%
6.2%
18.8%
7.8%
9.8%
9.7%
8.6%
9.5%
17.7%
14.3%
14.0%
22.2%
18.8%
20.3%
Barclays Government/Credit Bond Index (1)
S&P 500 Index (1)
NCREIF (2)
All Private Equity (3)
Estimated Top Quartile PE (4)
APOLLO
39%
26%
Apollo PE Gross IRR (5)
Apollo PE Net IRR (5)

Note: Refer to Slide 36 for "Important Notes Regarding the Use of Index Comparisons" and "Index Definitions & Notes".

1. *Data as of June 30, 2014.*
2. *National Council of Real Estate Investment Fiduciaries ("NCREIF") as of June 30, 2014.*
3. *Cambridge Associates LLC U.S. Private Equity Index and Benchmark Statistics, June 30, 2014, the most recent data available. Returns represent End-to-End Pooled Mean Net to Limited Partners (net of fees, expenses and carried interest) for all U.S. Private Equity.*
4. *Cambridge Associates LLC U.S. Private Equity Index and Benchmark Statistics, June 30, 2014, the most recent data available. Estimated Top Quartile PE numbers are calculated by taking the 5 year, 10 year and 20 year return metrics as described above and adding the average of the delta between Top Quartile IRRs and the Pooled Mean Net to Limited Partners for each vintage year in the selected timeframe.*
5. *Represents returns of all Apollo private equity funds since inception in 1990 through September 30, 2014.*

7

Strong Credit Performance Across Asset Classes

APOLLO

➢ Utilize credit and capital markets expertise to generate strong risk-adjusted returns across the credit spectrum

U.S. Performing Credit:
Credit Opportunity Funds I & II[(1)]

Net IRR Since Inception


27.1%
11.1%
6.5%
Credit Opportunity Fund I
Credit Opportunity Fund II
S&P All Loans Index

Opportunistic Credit:
Apollo Investment Corporation (AINV)[(2)]

Weighted Average Yield on Total Debt Portfolio


11.0%
Apollo Investment Corporation (AINV)

European Credit & NPLs:
AIE II[(3)] & EPF[(4,5)]

Net IRR Since Inception


16.7%
5.0%
10.1%
18.3%
Apollo Investment Europe II
CS Western European Leveraged Loan Index
CS Western European High Yield Index
European Principal Finance

Note: Refer to Slide 34 for a complete list of credit funds (excludes managed accounts, Apollo Capital Spectrum Fund and AIM XII in warehouse process), and to Slide 36 for "Important Notes Regarding the Use of Index Comparisons" and "Index Definitions & Notes".

1. *Since inception of COF I & II in April 2008 through September 30, 2014.*
2. *Weighted average yield as of September 30, 2014, presented on a cost basis, exclusive of securities on non-accrual status.*
3. *Net IRR for Apollo Investment Europe II, L.P. ("AIE II") from inception in June 2008 through September 30, 2014. Prospective investors should be aware that AP Investment Europe Limited ("AIE I"), which was managed from inception through April 2009 by a portfolio manager who is no longer associated or affiliated with Apollo or AIE I, experienced significant losses. AIE I was formed on July 2, 2006 and was designed to invest in subordinated credit, employing the use of leverage in these investments.*
4. *Net IRR for Apollo European Principal Finance Fund, L.P. ("EPF") from inception in 2007 through September 30, 2014, as calculated on a limited partner cash flow basis.*
5. *Fund is denominated in Euros and translated into U.S. dollars at an exchange rate of €1.00 to $1.26 as of September 30, 2014.*

8

Proven Ability to Raise Capital Globally

APOLLO

Overview of Apollo's Marketing Capabilities

- Full-scale solutions provider in alternatives
- Integrated global team structure incorporating:
  - Sales Coverage
  - Product Specialists
  - Investor Relations
- Dedicated client service / investor relations coverage
- Build new relationships and cross-sell across the Apollo platform
- Continue to expand the Apollo brand through multiple distribution channels

Fundraising Activity Breakdown (Trailing 3 Years)



Unallocated
$3.0bn
7%
Real Estate
$2.2bn
5%
Private Equity
$21.6bn
52%
Credit
$14.7bn
36%

Total = $41.5bn (21% average organic growth over three years)[(1)]

Customized Solutions to Meet Evolving Investor Needs: Apollo is Attracting Capital to Invest Across its Platform

More than $15bn of AUM in Strategic Investment Accounts

- *Large State Pension Plans*
- *Large Sovereign Wealth Funds*
- *Large U.S. City Pension Plans*
- *Other Strategic Mandates*

We believe strategic investment accounts enable Apollo's institutional investors to be more opportunistic and well-positioned to capture value in today's market

Global Base of Long-Term Investors

Global[(2)]



Middle East
6%
Rest of World
2%
Canada
7%
Asia / Australia
14%
Europe
11%
United States
60%

Long-Term[(2)]



Perm Capital
7%
Fewer than 7 years
4%
7 or More Years (excl. Perm. Capital)
89%

Approximately 96% of AUM was in funds with a contractual life at inception of seven years or more

1. Average organic growth is based on AUM subscriptions of $41.6 billion for the period September 30, 2011 through September 30, 2014, divided by the three year period, over total AUM of $65.1 billion as of September 30, 2011.
2. AUM by geography represents locations of investors and is based on investor commitments, as of December 31, 2013. AUM duration based on contractual life at inception, as of September 30, 2014.

9

Various Paths For Public Investors to Access Apollo’s Expertise

Apollo has been able to maintain significant access to the capital markets across multiple public vehicles, supporting the company’s strong financial flexibility and continued AUM growth

Publicly Traded Alternative

Investment Manager

Business Development

Company

(BDC)

Closed-End Limited

Partnership

Real-Estate Investment Trusts

(REITs)

Closed-End Funds

(CEFs)

Ticker: AUM: List Year:

APO $163.9 billion 2011

(NYSE)

AINV $4.1 billion 2004

(NASDAQ OMX)

AAA $2.1 billion (NAV) 2006

(Euronext

Amsterdam)

AMTG $3.9 billion 2011

(NYSE)

ARI $1.8 billion 2009

(NYSE)

AFT & AIF $862 million 2011 & 2013

(NYSE)

Significant Growth and Diversification

Considerable AUM growth and diversification drive significant fee revenues and free cash flow generation, as well as an increasingly attractive financial profile

Apollo’s Total AUM Has Grown Significantly Over the Last Decade

($ in billions) (1)

Total AUM: $164bn

Private Equity Credit Real Estate Unallocated Strategic Accounts

Dramatically different

business today vs. at IPO

AUM CAGR: 28%

$9.0

Athene

Asset

Mgmt

$8.8 U.S.

$107.7 Performing

Credit

Structured

Credit

$64.4

$6.5 $6.5 NPLs

Opportunistic

1990- $22.3 $23.8 Euro Credit

2002:

PE Only $15.1

$4.4

$46.2

$1.6 $29.1 $38.8 $39.6 $37.8

$20.2

$8.2 $9.8

2002 2004 2006 2008 2010 At IPO (1Q’11) 2012 3Q’14

Apollo AUM CAGR (Since 2004): 32%

1. AUM as of September 30, 2014. Includes $1.0 billion of commitments that have yet to be deployed to an Apollo fund within Apollo’s three business segments. Please refer to the definition of Assets Under Management on Slide 35.

Apollo Has a Clear Path for Continued Growth

Apollo will continue to identify opportunities to leverage its existing platform and diversify into areas with meaningful synergies with its core business

Favorable Secular Trends

Investors continue to increase

allocations to alternatives

Consolidation of

relationships with branded,

scale investment managers

Increasing constraints on the

global financial system

Emergence of unconstrained

credit as an asset class

Growth Strategies

Scaling Existing Businesses

New Product Development

Geographic Expansion

Expand Distribution Channels

Strategic Acquisitions and Alliances

Selected Examples

Athene

Insurance-linked investment strategies CLO platform Energy credit

“Flagship” credit funds

Emerging markets corporate credit Managed accounts Real estate mezzanine

India PE and credit build-out Asia build-out and joint ventures London expansion

Retail closed end funds

Permanent capital vehicles (e.g., REITs) High net worth raises for credit vehicles

Stone Tower

Gulf Stream

Agenda

1. Overview of Apollo

2. Business Segments

3. Financial Overview

4. Appendix

Private Equity Business Overview

Highlights

$46.2bn in total AUM

– $32.1bn fee-generating, $18.7bn carry-generating

$22.4bn of uncalled commitments

– Current flagship PE fund (Fund VIII) has $18.4bn of committed capital

– Fund VII total value 2.1x total invested capital Value orientation: Buyouts completed at lower EBITDA multiples than industry averages Significant focus on distressed since inception

– $1 billion+ in nearly 250 distressed investments

Historical Returns for Selected Asset Classes(1)

26%

20.3%

14.0%

9.8%

Remaining Capital

S&P 500 Index Invested All Private Estimated Top

$9,238 Equity Quartile PE Apollo

Traditional PE

20 Year Net IRR

Select Portfolio Company IPOs Pace of Capital Deployment

$3.3bn average per year (2010-2013)

$3.9

$3.4 $3.2

$2.6 Realized

$2.4

$5,530$1.9

($bn) 2010 2011 2012 2013 9/30/2014 Commitments as

of 10/31/2014

1. Cambridge Associates LLC U.S. Private Equity Index and Benchmark Statistics, June 30, 2014, the most recent data available. Estimated Top Quartile PE numbers are calculated by taking the 20 year return metrics as described above and adding the average of the delta between Top Quartile IRRs and the Pooled Mean Net to Limited Partners for each vintage year in the selected timeframe. Represents returns of all Apollo Private Equity funds since inception in 1990 through June 30, 2014. S&P 500 return as of June 30, 2014. Refer to Slide 36 for “Important Notes Regarding the Use of Index Comparisons.” 14

Significant Outperformance in Private Equity During Downturns

1990—1993 2001—3Q03 3Q07 – 2Q 2011

1,500 $3.4 bn invested $1.6 bn invested $15.5 bn invested

1,250

Index

500 1,000

44%

37% 29%

S&P 28% 20%

23%

750 19% 11% 16% 15% 11%11% 16%

10% 9% 5% 7%

2%

500 I, II, MIA Fund III Fund IV Fund V Fund VI (2006) Fund VII

(‘90/‘92)(1995)(1998)(2001)(2008)

250

90 92 94 96 98 00 02 04 06 08 10

Apollo Net IRR(1) Vintage Year Top Quartile(2) Vintage Year Average(2)

1. Represents net IRR for respective Apollo private equity fund as of September 30, 2014. Past performance is not indicative of future results.

2. Thomson Reuters. Data as of December 31, 3013, the latest data currently available. Top Quartile benchmarks represent the Upper Quartile Net IRRs for U.S. Buyout Funds of greater than $500 million by vintage year, unless otherwise noted. Vintage Year Average represents the average net IRR for the same categories as with the Top Quartile figures. See Slide 36 for “Important Notes Regarding the Use of Index Comparisons.”

APOLLO

Apollo's Value-Oriented Approach

Fund V

Vintage:	2001
Total Commitments:	$3.7bn
Total Invested:	$5.2bn

Creation Multiple


6.6x
7.7x
Apollo Entry Multiple(1)
Industry Entry Multiple(2)

Composition(4)


Classic Distressed(5) 27%
Corporate Carve-outs 31%
Opportunistic Buyout 42%

Fund VI

Vintage:	2006
Total Commitments:	$10.1bn
Total Invested:	$12.5bn

Creation Multiple


7.7x
9.6x
Apollo Entry Multiple(1)(3)
Industry Entry Multiple(2)

Composition(4)


Classic Distressed(5) 21%
Corporate Carve-outs 26%
Opportunistic Buyout 53%

Fund VII

Vintage:	2008
Total Commitments:	$14.7bn
Total Invested:	$15.2bn

Creation Multiple


6.1x
9.0x
Apollo Entry Multiple(1)
Industry Entry Multiple(2)

Composition(4)


Classic Distressed(5) 57%
Opportunistic Buyout 28%
Corporate Carve-outs 15%

Fund VIII

Vintage:	2013
Total Commitments:	$18.4bn
Invested/Committed*:	$2.9bn

Creation Multiple


5.3x
10.4x
Apollo Entry Multiple(1)
Industry Entry Multiple(2)

Announced Investments	Investment Type
AGS	Opportunistic Buyout
Chuck E. Cheese's	Opportunistic Buyout
Caelus	Corporate Carve-Out
Zenergy	Opportunistic Buyout
CSV	Opportunistic Buyout
Jupiter	Corporate Carve-Out
Carige Assicurazioni	Corporate Carve-Out
Express	Opportunistic Buyout
Tranquilidade	Corporate Carve-Out

*As of October 31, 2014

1. As of September 30, 2014. The average entry multiple is the average of the total enterprise value over an applicable EBITDA. Average entry multiples may incorporate pro forma or other adjustments based on investment team's estimates and or calculations.
2. S&P LCD database as of September 30, 2014.
3. Where Fund VI invested in the equity and debt of a portfolio company, a capital weighted average creation multiple was used. As of September 30, 2014.
4. As of September 30, 2014. Composition of pie charts is based on total invested capital as per the fund's initial investment strategy at time of acquisition.
5. Classic distressed investments include credit and distressed buyouts.

16

Credit Business Overview

Highlights

$107.7bn in total AUM

– $91.6bn fee-generating, $24.4bn carry-generating Same value-oriented approach as private equity

Leverage Apollo’s core industry expertise and benefit from integrated platform Activities span broad range of credit spectrum from yield to opportunistic funds Attractive relative returns with downside protected strategies

Diversified Mix of Credit AUM

European

Credit

$3.7bn

3% U.S.

NPLs Performing Structured

$5.2bn Credit Credit

( 5% $25.0bn $14.6bn

23% 14%

Opportunistic

Credit

$10.8bn Athene

10%(non-sub-

advised)

$48.3bn

45%

Significant Growth in Credit AUM

2004 – Q3’14 CAGR: 54%

$107.7

$1.6

($bn) 2004 Q3’14

Credit ‘Drawdown Fund’ Capital Deployment

$2.1bn average per year (2010-2013)

$3.7

$2.9 $2.8

Realized

$1.8 30

$0.8

lized

$ 525

($bn) 2010 2011 2012 2013 9/30/2014

Note: ‘Drawdown Fund’ refers to a private equity-styled fund where investors make commitments to the fund at the outset that are called over time as investment opportunities become available or fund expenses are due.

Apollo’s Credit Platform Is At the Crossroads of Global Credit

Global Credit Themes

Impact of secular change in financial re-regulation

De-leveraging of global financial balance sheets

Investor demand for yield & opportunistic credit

Apollo Credit Platform

Senior Loans

High Yield

Mezzanine

Credit platform that is fully

integrated with Apollo’s leading

private equity platform

Stressed Credit

Distressed Credit

Rescue Finance

Broad origination and

sourcing platform

in the U.S. & Europe

NPLs

Shipping Assets

Aircraft & Energy Finance

CLOs

RMBS & CMBS

Insurance-Linked Securities

Bank Platforms RE Platforms Servicing Platforms

Proven ability to

develop opportunities

before the market

Benefits derived not only through the size of our platform, but also our expertise in leveraged credit

Athene: Differentiated & Strategically Important Growth Driver

Services

Assets

Assets

Liabilities

Athene Asset Management, L.P. (“AAM”) is a subsidiary of

Apollo and is included within the Credit segment

- Provides asset allocation services, direct asset management services, and a suite of other services to Athene

- Team of full-time dedicated investment professionals with deep experience in asset allocation

- 100% of Athene’s portfolio is allocated by AAM

- Approximately 20% of Athene’s portfolio directly managed by Apollo through sub-advisory agreements

- Apollo business model designed to scale in-line with

Athene’s assets

Athene Holding Ltd. (“Athene”) is an insurance holding

company focused on fixed annuities with approximately

$60bn in assets and was founded in 2009

- Earns the spread between its investment return on assets

and the rate on its liabilities

- Originally funded through an Apollo sponsored permanent

capital vehicle (AP Alternative Assets, L.P.; Euronext

Amsterdam: AAA)

- Led by seasoned management team with significant

insurance experience

- Completed transformative Aviva USA acquisition in

October 2013, adding approximately $44bn of assets

- Seeks to grow annuity liabilities through three primary

channels: retail issuance, institutional issuance, &

acquisition

Real Estate Business Overview

Highlights

$9.0bn in total AUM

– $5.9bn in fee generating, $0.9bn in carry-generating Global debt and equity platform with a presence in North America, Europe and Asia Value-oriented approach for equity investments targeting the acquisition and recapitalization of RE portfolios, platforms and operating companies Originates and acquires commercial real estate debt investments throughout the capital structure and across property types

Manages Apollo Commercial Real Estate Finance, Inc. (NYSE:ARI), a REIT that originates and acquires commercial real estate debt and securities

Select Investment Strategies

Hospitality

Mezzanine lending

Single family homes for rent Non-performing loans CMBS

Condominium conversion

Growth in Apollo’s Real Estate AUM

Real Estate

Equity

33%

Real Estate Debt

67%

Total AUM: $9.0bn

Pace of Capital Deployment

$1.5bn average per year (2010-2013)

$5,530

$ 2.5

$1.6 $ 1.7

$1.3

25

$0.5

($bn) 2010 2011 2012 2013 9/30/2014

Agenda

1. Overview of Apollo

2. Business Segments

3. Financial Overview

4. Appendix

Financial Management Philosophies

Financially conservative

– Manage leverage and interest coverage ratios prudently

– Generate significant free cash flow

Focus on Management Business margins and liquidity

– Stable non-performance based management revenue

– Disciplined expenditure on compensation and non-compensation

– Maintain sufficient liquidity in order to service debt obligations and maintain appropriate cash balances

Flexible dividend policy

– Flexible policy allowing management discretion to retain earnings for operational or investment needs

Committed to maintaining a strong investment grade rating

Robust Growth in Fee-Generating AUM

$ in billions

Total AUM

Fee-Generating AUM

Fee-Generating AUM by Segment

Private equity Credit Real estate

Total Fee-Generating AUM

2011 $75 $58

$28 27 4 $58

2012 $113 $82

$28 50 4 $82

2013 $161 $128

$34 88 6 $128

Q3 2014 $164 $130

$32 92 6 $130

CAGR (2011-Q3 2014)

32.7%

33.8%

5.1%

56.9%

20.1%

33.8%

Fee-Generating AUM by Strategy

YE 2011

Senior Credit

20% Private Equity

Mezzanine 48%

6%

Non-Performing

Loans

3%

Distressed &

Event-Driven

3% Athene (non-

subadvised) Real Estate

14% 6%

Note: Data as of September 30, 2014. Excludes ARI, AFT, AIF, AINV, AMTG and AAA..

Q3 2014

U.S. Performing

Credit

15% Private Equity

Structured Credit 25%

8%

Opportunistic

Credit Real Estate

5% 5%

Non-Performing

Loans

3% European Credit Athene subadvised) (non-

2% 37%

Strong Mgmt. Business Growth & Significant Free Cash Flow

APOLLO

$ in millions, except per share data	2011	2012	2013	LTM Q3 2014
Management Business ENI – (Pre-Tax)	$76	$223	$331	$527
Incentive Business ENI (Loss) – (Pre-Tax)	(377)	1,411	1,797	572
ENI income tax provision	(21)	(159)	(238)	(180)
Total After-Tax ENI[1] (Loss)	**($322)**	**$1,476**	**$1,889**	**$918**
Total After-Tax ENI (Loss) per Share	*($0.86)*	*$3.82*	*$4.80*	*$2.31*
Fee-Related EBITDA[2]	197	339	438	662
Fee-Related EBITDA + 100% Net Realized Carried Interest[2]	**$531**	**$890**	**$1,915**	**$1,755**
Distributions Declared	$314	$539	$1,627	$1,453
Distributions Declared per Share	$0.83	$1.35	$3.95	$3.39

Management Business Revenues



($mm)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$160
$314
$392
$579
$513
$558
$617
$811
$964
$1,255
2005 2006 2007 2008 2009 2010 2011 2012 2013 LTM
Management Fees
Net Interest Income
Advisory & Transaction Fees

Mgmt. Revenue Breakdown by Business Segment[3]



Real Estate 4%
Private Equity 31%
Credit 65%

1. Please refer to the definition of Economic Net Income ("ENI") on Slide 35.
2. Please refer to the definition of Fee-Related EBITDA and Fee-Related EBITDA + 100% Net Realized Carried Interest on Slide 36.
3. As of September 30, 2014. Composition of pie charts is based on total invested capital as per the fund's initial investment strategy at time of acquisition.

24

Management Business Performance

$ in millions, except per share data 2011 2012 2013 LTM Q3

2014

Management Fees $490 $623 $731 $912

Advisory & Transaction Fees 82 150 197 303

NII Incentive Fees—AINV 45 38 37 39

Total Management Business Revenues $617 $811 $964 $1,255

Compensation Expenses 319 344 361 436

Non-Compensation Expenses 224 257 302 297

Other Income (Loss) & Minority Interest 3 12 30 5

Management Business ENI – (Pre-Tax) $76 $223 $331 $527

Mgt. Business ENI per Share (Pre-Tax) $0.21 $0.58 $0.84 $1.32

Equity-Based Comp 68 69 66 103

Interest Expense 41 37 29 22

Depreciation and Amortization 11 10 11 10

Fee-Related EBITDA $197 $339 $438 $662

Operating Metrics

Mgt. Business Margin (%) 12% 27% 34% 42%

Mgt. Comp % of Mgt. Revenues 52% 42% 37% 35%

Mgt. Non-Comp % Mgt. Revenues 36% 32% 31% 24%

Incentive Business Performance

$ in millions, except per share data 2011 2012 2013 LTM Q3

2014

ENI – Total Carried Interest Income

Private Equity($449) $1,668 $2,517 $657

Credit 7 481 337 232

Real Estate—15 5 8

Total Carried Interest Income($442) $2,164 $2,859 $897

ENI – Total Profit Sharing Expense

Private Equity($97) $727 $1,030 $334

Credit 36 138 143 122

Real Estate—7—1

Total Profit Sharing Expense($60) $872 $1,173 $457

Total Net Carried Interest Income($382) $1,292 $1,686 $441

Equity Method Investment Gain / (Loss) 5 120 111 131

Incentive Business ENI (Loss) (Pre-Tax)($377) $1,411 $1,797 $572

Incentive Business ENI (Loss) per Share (Pre-Tax)($1.01) $3.65 $4.56 $1.44

Net Realized Carried Interest Income

Realized Carried Interest Income

Private Equity $571 $813 $2,063 $1,462

Credit 74 180 393 361

Real Estate—5 1 4

Total Realized Carried Interest Income $645 $997 $2,456 $1,827

Realized Profit Sharing Expense

Private Equity $273 $383 $883 $640

Credit 37 63 95 92

Real Estate ——2

Total Realized Profit Sharing Expense $310 $446 $978 $734

Net Realized Carried Interest Income $335 $551 $1,478 $1,093

Net Carried Interest Receivable, on an Unconsolidated Basis $516 $1,147 $1,375 $727

Flexible Distribution Policy



Cash Distributions Declared for the Period
$98
$94
$157
$416
$227
$581
$403
$434
$339
$264
$308
Q1'12
Q2'12
Q3'12
Q4'12
Q1'13
Q2'13
Q3'13
Q4'13
Q1'14
Q2'14
Q3'14

Apollo's Distribution Policy

Apollo intends to distribute to its shareholders on a quarterly basis substantially all of its distributable earnings after taxes and related payables in excess of amounts determined by its manager to be necessary or appropriate to provide for the conduct of its business. However, Apollo cannot assure its shareholders that they will receive any distributions in the future.

- Apollo provides a regular quarterly distribution of $0.15 per share to Class A shareholders since Q4'13. Prior to Q4'13, the regular quarterly distribution was $0.07 per share. Additional distributions consist of interest/dividends and carried interest

27

Strong Financial Condition With Low Levels of Debt

APOLLO

Key Financial Condition Items[1] ($ in millions)	9/30/2014
Cash & Equivalents	$1,412
Net Carried Interest Receivable[2]	727
Investments in Private Equity, Credit and Real Estate[3]	822
Debt	$1,016
2024 Senior Notes[4]	499
2013 AMH term loan Facility	500
2014 AMI term loan facility[5]	17
Revolving credit facility ($500mm commitment)	-
Net Cash Position	**$396**
Market Capitalization	9,433[6]

A / A-

Rated by S&P and Fitch

Undrawn credit revolver

$500 million

January 2019 maturity

Selected Financial Metrics and Leverage Analysis ($ in millions)	2011	2012	2013	LTM Q3 2014
Fee-Related EBITDA	$197	$339	$438	$662
Fee-Related EBITDA + 100% of Net Realized Carried Interest Income	531	890	1,915	1,755
Interest Expense	41	37	29	22
Debt	738	738	750	1,016
Leverage Ratios				
Fee-Related EBITDA / Interest Expense	4.8x	9.1x	15.1x	30.1x
(Fee-Related EBITDA + 100% of Net Realized Carried Interest Income) / Interest Expense	13.0x	24.0x	66.0x	79.8x
Debt / Fee-Related EBITDA	3.8x	2.2x	1.7x	1.5x
Debt / (Fee-Related EBITDA + 100% of Net Realized Carried Interest Income)	1.4x	0.8x	0.4x	0.6x

1. *Financial condition amounts are shown without the impact of certain Apollo funds that are required to be consolidated on its financial statements under U.S. GAAP.*
2. *Net of profit sharing expense.*
3. *Includes total General Partner investments using equity method, fair value measurements of Apollo Senior Loan Fund, HFA and AAA (of which Apollo has a 2.5% ownership interest), and fair value measurement of Athene and AAA Services Derivatives.*
4. *Includes impact of any amortization of note discount and interest rate hedge.*
5. *On July 3, 2014, Apollo Management International LLP ("AMI"), a subsidiary of the Company, entered into a €13.4 million five year credit agreement (the "2014 AMI Term Facility"). Proceeds from the borrowing were used to fund the Company's investment in a CLO.*
6. *As of November 11, 2014. Based on a share price of $23.52 and 401.1mm fully diluted shares outstanding as of September 30, 2014.*

28

Future Carry and Fee Potential

$33.6 billion of Uncalled Commitments(1)

$8.3 billion of AUM with Future Management Fee Potential(1)

$82.7 billion of Carry-Eligible AUM(2)

Real

Estate

$0.9bn

Credit

$9.2bn

Private

Equity

$22.4bn

Real

Estate

$0.5bn

Credit

$4.8bn

Private

Equity

$1.9bn

Uninvested

Carry-

Eligible

AUM Currently

$29.5bn Generating

Carry

$43.9bn

Not

Currently

Generating

Carry

$9.3bn

1. Based on capital available for investment or reinvestment subject to the provisions of the applicable limited partnership agreements. Also includes $1.0 billion of commitments that have yet to be deployed to an Apollo fund within

Apollo’s three business segments. Please refer to the definition of AUM with Future Management Fee Potential on Slide 35.

2. Potential distributions of carried interest to the general partner are subject to terms and conditions outlined in the respective fund limited partnership agreements. Please refer to the definition of Carry-Eligible AUM on Slide 35.

Agenda

1. Overview of Apollo

2. Business Segments

3. Financial Overview

4. Appendix

Bridge to Distributable Earnings and GAAP Net Income

APOLLO

$ in millions	2011	2012	2013	LTM Q3 2014
Management Business Economic Net Income	**$76**	**$223**	**$331**	**$527**
Net Realized Carried Interest Income	334	551	1,478	1,093
Realized Investment Income	24	66	108	68
Athene Capital & Surplus Fees	-	-	(110)	(215)
Equity-Based Comp	68	69	66	103
Depreciation and Amortization	11	10	11	10
Distributable Earnings[1]	**$515**	**$919**	**$1,884**	**$1,586**
Taxes and Related Payables[2]	(13)	(41)	(41)	(96)
Distributable Earnings After Taxes and Related Payables[1]	**$502**	**$879**	**$1,843**	**$1,490**
Net Unrealized Carried Interest (Loss) Income	(716)	740	208	(652)
Unrealized Investment (Loss) Income	(20)	54	3	63
Add Back: Athene Capital & Surplus Fees	-	-	110	215
Add Back: Tax and Related Payables[1]	13	41	41	96
Less: Equity-Based Comp	(68)	(69)	(66)	(103)
Less: Depreciation and Amortization	(11)	(10)	(11)	(10)
Total Economic Net (Loss) Income – (Pre-Tax)	**($300)**	**$1,634**	**$2,128**	**$1,099**
Income Tax Provision	(12)	(65)	(108)	(121)
Net Loss (Income) Attributable to Non-Controlling Interests in Apollo Operating Group	940	(685)	(1,258)	(635)
Non-Cash Charges Related to Equity-Based Comp	(1,082)	(530)	(60)	(1)
Amortization of Intangible Assets	(15)	(43)	(43)	(36)
Net (Loss) Income Attributable to Apollo Global Management, LLC	**($469)**	**$311**	**$659**	**$305**

1. *Please refer to the definition of Distributable Earnings and Distributable Earnings After Taxes and Related Payables on Slide 36.*
2. *Represents the estimated current corporate, local and Non-U.S. taxes as well as the payable under Apollo's tax receivable agreement.*

31

Carried Interest Income Receivable

$ in millions 2012 2013 Q3 2014

Private Equity Funds

Fund VII $904 $891 $798

Fund VI 270 698 102*

Fund V 134 43 17

Fund IV 11 8 6

Other (AAA, Stanhope) 94 229 198

Total Private Equity Funds $1,413 $1,868 $1,120

Credit Funds

U.S. Performing Credit $402 $180 $77

Opportunistic Credit 37 60 43

Structured Credit 21 54 59

European Credit 18 36 15

Non-Performing Loans 102 154 156

Total Credit Funds $580 $484 $350

Real Estate Funds

CPI Other $11 $5 $2

AGRE US Real Estate—6 7

Other—4 3

Total Real Estate Funds $11 $15 $12

Total $2,004 $2,367 $1,482

*Note: As of September 30, 2014, Fund VI’s remaining investments were valued at 108% of their remaining cost, which was below the specified return ratio of 115%. As a result, starting October 1, 2014, the fund became subject to escrow, whereby all future carried interest income distributions due to Apollo, as the general partner, will be restricted until the specified return ratio has been met. As of September 30, 2014, if all of the remaining investments in the fund were to be liquidated at their respective marks, any carried interest income distributions that would have been held in escrow would be paid out to Apollo. 32

Structure Chart as of November 12, 2014

APOLLO



Managing Partners
100% of LP units
BRH Holdings GP, Ltd. (Class B Shares)
GP
BRH Holdings, L.P.
GP
88.59% of LP units
65.36% of total voting power
AGM Management, LLC (Our Manager)
AP Professional Holdings, L.P. (57.73% of Apollo Operating Group Units)
11.41% of LP units
Contributing Partners
Class A Shareholders (Class A Shares)
34.64% of total voting power
57.73% of the LP units of each Apollo Operating Group Entity
APOLLO GLOBAL MANAGEMENT, LLC
(42.27% of Apollo Operating Group Units)
100%
100%
100%
Intermediate Holding Companies
Apollo Asset Co., LLC
APO (FC), LLC
APO Corp.
42.27% of the LP units of certain Apollo Operating Group Entities
42.27% of the LP units of certain Apollo Operating Group Entities
42.27% of the LP units of certain Apollo Operating Group Entities
Apollo Operating Group

33

Credit Fund Summary

Apollo Fund Year of Inception

Apollo Credit Liquidity Fund 2007

Apollo Credit Opportunity Fund I 2008

Apollo Credit Opportunity Fund II 2008

Apollo Credit Opportunity Fund III 2013

Apollo Senior Loan Fund 2010

Apollo European Principal Finance 2007

Apollo European Principal Finance II 2012

Apollo Investment Corporation (NASDAQ: AINV) 2004

Apollo Investment Europe II 2008

Apollo European Credit Fund 2011

Apollo Senior Floating Rate Fund Inc. (NYSE: AFT) 2011

Apollo Commercial Real Estate Finance Inc. (NYSE: ARI) 2009

Apollo Residential Mortgage Inc. (NYSE: AMTG) 2011

Apollo Strategic Value Fund 2006

Apollo Value Investment Fund 2003

Apollo Credit Fund 2005

Apollo Credit Strategies Fund 2011

Apollo Structured Credit Recovery Fund II 2012

Apollo Tactical Income Fund (NYSE:AIF) 2013

ALM IV 2011

ALM V 2012

ALM VI 2012

ALM VII 2012

ALM VII (R) Ltd. 2013

Apollo Fund Year of Inception

ALM VII (R)-2 Ltd. 2013

ALM VIII 2013

ALM X 2014

ALM XI 2014

ALM XIV 2014

ALME I 2014

ALME II 2014

Compass 2007 2007

Cornerstone CLO 2007

Rampart CLO 2006-I 2006

Rampart CLO 2007-I 2007

Rashinban 2006

Sextant 2006 2006

Sextant 2007 2007

Stone Tower CLO V 2006

Stone Tower CLO VI 2007

Stone Tower CLO VII 2007

Apollo Financial Credit Investment I 2011

Apollo Financial Credit Investment II 2013

Apollo Total Return Fund 2014

Apollo Structured Credit Recovery Fund III 2014

Apollo Credit Short Opportunities Fund 2014

Apollo Emerging Markets Absolute Return Master Fund 2014

It should not be assumed that future Credit funds or CLOs will equal the performance of the funds and CLOs on this list, nor should it be assumed that the past performance of the funds and CLOs on this list are indicative or a guarantee of future performance of such funds and CLOs. This above list excludes CDOs, SIVs, managed accounts and strategic partnerships. The above list is reflective of funds currently in existence as of September 2014 and excludes funds and investment vehicles that have since been dissolved but previously managed by Apollo. ALM I and III, Compass 2002-1, 2003-1, 2004-1 and 2005-I, Neptune, Granite Ventures I, II, and III, and Stone Tower CLOs I, II, III, IV were all previously redeemed. Apollo / Artus Investors 2007 – 1 and AP Investment Europe Limited were previously liquidated.

Definitions & Other Notes

Assets Under Management (“AUM”) – refers to the assets we manage for the funds, partnerships and accounts to which we provide investment management services, including, without limitation capital that such funds, partnerships and accounts have the right to call from investors pursuant to capital commitments. Our AUM equals the sum of: (i) the fair value of the investments of the private equity funds, partnerships and accounts we manage plus the capital that such funds, partnerships and accounts are entitled to call from investors pursuant to capital commitments; (ii) the net asset value, or “NAV,” of the credit funds, partnerships and accounts for which we provide investment management services, other than certain collateralized loan obligations (“CLOs”) and collateralized debt obligations (“CDOs”), which have a fee generating basis other than the mark-to-market value of the underlying assets, plus used or available leverage and/or capital commitments; (iii) the gross asset value or net asset value of the real estate funds, partnerships and accounts we manage, and the structured portfolio company investments of the funds, partnerships and accounts we manage, which includes the leverage used by such structured portfolio company investments; (iv) the incremental value associated with the reinsurance investments of the portfolio company assets that we manage; and (v) the fair value of any other assets that we manage for the funds, partnerships and accounts to which we provide investment management services, plus unused credit facilities, including capital commitments to such funds, partnerships and accounts for investments that may require pre-qualification before investment plus any other capital commitments to such funds, partnerships and accounts available for investment that are not otherwise included in the clauses above.

Our AUM measure includes Assets Under Management for which we charge either no or nominal fees. Our definition of AUM is not based on any definition of Assets Under Management contained in our operating agreement or in any of our Apollo fund management agreements. We consider multiple factors for determining what should be included in our definition of AUM. Such factors include but are not limited to (1) our ability to influence the investment decisions for existing and available assets; (2) our ability to generate income from the underlying assets in our funds; and (3) the AUM measures that we use internally or believe are used by other investment managers. Given the differences in the investment strategies and structures among other alternative investment managers, our calculation of AUM may differ from the calculations employed by other investment managers and, as a result, this measure may not be directly comparable to similar measures presented by other investment managers.

Fee-generating AUM – consists of assets we manage for the funds, partnerships and accounts to which we provide investment management services and on which we earn management fees, monitoring fees pursuant to management or other fee agreements on a basis that varies among the Apollo funds, partnerships and accounts we manage. Management fees are normally based on “net asset value,” “gross assets,” “adjusted par asset value,” “adjusted cost of all unrealized portfolio investments,” “capital commitments,” “adjusted assets,” “stockholders’ equity,” “invested capital” or “capital contributions,” each as defined in the applicable management agreement. Monitoring fees, also referred to as advisory fees, with respect to the structured portfolio company investments of the funds, partnerships and accounts we manage, are generally based on the total value of such structured portfolio company investments, which normally includes leverage, less any portion of such total value that is already considered in fee-generating AUM.

Uncalled Commitments – represents unfunded capital commitments that certain of Apollo’s funds and SIAs have received from limited partners to fund future or current investments and expenses, which we believe is a useful supplemental measure because it provides shareholders with information about the unfunded capital commitments available to be deployed for future or current investments and expenses for our private equity funds.

Carry Eligible AUM – refers to the AUM that may eventually produce carried interest income. All funds for which we are entitled to receive a carried interest income allocation are included in Carry Eligible AUM, which consists of the following:

Carry Generating AUM – refers to funds’ invested capital that is currently above its hurdle rate or preferred return, and the funds’ profit is allocated to the general partner in accordance with the applicable limited partnership agreements or other governing agreements.

AUM Not Currently Generating Carry – refers to funds’ invested capital that is currently below its hurdle rate or preferred return.

Uninvested Carry Eligible AUM – refers to available capital for investment or reinvestment subject to the provisions of applicable limited partnership agreements or other governing agreements that are not currently part of the NAV or fair value of investments that may eventually produce carried interest income, which would be allocated to the general partner.

AUM with Future Management Fee Potential – refers to the committed uninvested capital portion of Total AUM not currently earning management fees. The amount depends on the specific terms and conditions of the fund.

Economic Net Income (“ENI”) – is a key performance measures used by management in evaluating the performance of Apollo’s private equity, credit and real estate segments. Management also believes the components of ENI such as the amount of management fees, advisory and transaction fees and carried interest income are indicative of Apollo’s performance. Management uses these performance measures in making key operating decisions such as the following:

— Decisions related to the allocation of resources such as staffing decisions including hiring and locations for deployment of the new hires;

— Decisions related to capital deployment such as providing capital to facilitate growth for the business and/or to facilitate expansion into new businesses; and

— Decisions related to expenses, such as determining annual discretionary bonuses and equity-based compensation awards to its employees. With respect to compensation, management seeks to align the interests of certain professionals and selected other individuals with those of the investors in the funds and those of Apollo’s shareholders by providing such individuals a profit sharing interest in the carried interest income earned in relation to the funds. To achieve that objective, a certain amount of compensation is based on Apollo’s performance and growth for the year.

These measures of profitability have certain limitations in that they do not take into account certain items included under U.S. GAAP. ENI represents segment income (loss) attributable to Apollo Global Management, LLC, which excludes the impact of (i) non-cash charges related to RSUs granted in connection with the 2007 private placement and amortization of AOG units, (ii) income tax expense, (iii) amortization of intangibles associated with the 2007 reorganization as well as acquisitions, (iv) Non-Controlling Interests excluding the remaining interest held by certain individuals who receive an allocation of income from certain of our credit management companies and (v) non-cash revenue and expense related to equity awards granted by unconsolidated affiliates to employees of the Company. In addition, segment data excludes the assets, liabilities and operating results of the funds and VIEs that are included in the consolidated financial statements.

Definitions & Other Notes

Distributable Earnings (“DE”) as well as DE After Taxes and Related Payables – are derived from our segment reported results, and are supplemental measures to assess performance and amounts available for distribution. DE represents the amount of net realized earnings without the effects of the consolidation of any of the affiliated funds. DE, which is a component of ENI, is the sum across all segments of (i) total management fees and advisory and transaction fees, excluding monitoring fees received from Athene based on its capital and surplus (as defined in Apollo’s transaction advisory services agreement with Athene), (ii) realized carried interest income, and (iii) realized investment income, less (i) compensation expense, excluding the expense related to equity-based awards, (ii) realized profit sharing expense, and (iii) non-compensation expenses, excluding depreciation and amortization expense. DE after taxes and related payables represents DE less estimated current corporate, local and non-U.S. taxes as well as the payable under Apollo’s tax receivable agreement.

Fee-Related EBITDA – is a non-GAAP performance measure used to understand the performance of our operations and represents management business ENI (Pre-tax), with amounts for equity-based compensation, interest expense and depreciation and amortization added to management business ENI. Fee-Related EBITDA plus realized carried interest less realized profit sharing (referred to as Fee-Related EBITDA +100% of Net Realized Carried Interest) is a non-GAAP performance measure that combines operating results of the management business and incentive business. These performance measures are used to compare our current and potential debt service.

Important Notes Regarding the Use of Index Comparisons

Index performance and yield data are shown for illustrative purposes only and have limitations when used for comparison or for other purposes due to, among other matters, volatility, credit or other factors (such as number and types of securities). It may not be possible to directly invest in one or more of these indices and the holdings of any fund managed by Apollo may differ markedly from the holdings of any such index in terms of levels of diversification, types of securities or assets represented and other significant factors. Indices are unmanaged, do not charge any fees or expenses, assume reinvestment of income and do not employ special investment techniques such as leveraging or short selling. No such index is indicative of the future results of any fund managed by Apollo.

Index Definitions & Notes

Barclays Government/Credit Bond Index is a commonly used benchmark index for investment grade bonds being traded in the United States with at least one year until maturity. S&P 500 Index is a free floating capitalization-weighted index of the prices of 500 large-cap common stocks actively traded in the United States. NCREIF is a quarterly time series composite total rate of return measure of investment performance of a very large pool of individual commercial real estate properties acquired in the United States private market for investment purposes only. The S&P/LSTA U.S. Leveraged Loan 100 Index (S&P All Loans) is designed to reflect the performance of the largest facilities in the leveraged loan market. Credit Opportunity Fund I (“COF I”) and Credit Opportunity Fund II (together with COF I, “COF I & II”) have been shown compared to the S&P/LSTA Leveraged Loan 100 Index since the funds were comprised primarily of a diverse pool of senior secured, performing loans. Note that COF I & II employ leverage on their investments, whereas the S&P/LSTA Leveraged Loan 100 Index is not a levered leveraged loan index. In addition, COF I included one distressed debt position that materially contributed to the fund’s performance. Credit Suisse Western European Leveraged Loan Index is an index designed to mirror the investible universe of the Western European leveraged loan market, with issues denominated in $US and Western European currencies. Credit Suisse Western European High Yield Index is an index designed to mirror the investible universe of the Western European high yield debt market, with issues denominated in $US, Euro and British Pounds. Apollo Investment Europe II has been shown compared to the presented indices since the fund has a broad mandate which focuses on attractively priced corporate credit assets in Western Europe, and includes opportunistic investments as well as leveraged senior debt.

Credit Rating Disclaimer

Apollo, its affiliates, and third parties that provide information to Apollo, such as rating agencies, do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such content. Apollo, its affiliates and third party content providers give no express or implied warranties, including, but not limited to, any warranties of merchantability or fitness for a particular purpose or use, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs expenses, legal fees or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein. Credit ratings are statements of opinions and not statements of facts or recommendations to purchase, hold or sell securities. They do not address the suitability of securities for investment purposes and should not be relied on as investment advice. Neither Apollo nor any of its respective affiliates have any responsibility to update any of the information provided in this summary document.